UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
January 19, 2006
Date of Report (Date of earliest event reported)
MSX International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-49821	38-3323099
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
1950 Concept Drive, Warren, Michigan
(Address of principal executive offices)
48091
(Zip Code)
(248) 299-1000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURE
Exhibit Index
Third Amendment to Amended and Restated Credit Agreement
Supplemental Indenture dated as of January 19, 2006 among the Company, MSX Limited, CTS and the Trustee
Supplemental Agreement dated as of January 19, 2006 among the Company, MSX Limited, CTS and Citicorp
Supplemental Indenture dated as of January 19, 2006 among the Company, CTS and the Trustee

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
     On January 19, 2006, MSX International, Inc. (the “Company”) completed the disposition (the “Sale”) of its indirect, wholly-owned subsidiary, Creative Technology Services, L.L.C. (“CTS”).
     In conjunction with the Sale of CTS, the Company amended (each an “Amendment” and together the “Amendments”) (i) the Amended and Restated Credit Agreement dated as of August 1, 2003 (the “Credit Agreement”) among the Company, Bank One, NA, as agent, and the other parties signatory thereto, as amended, (ii) the Indenture dated as of August 1, 2003 (the “2003 Indenture”) among the Company, MSX International Limited (“MSX Limited”), BNY Midwest Trust Company, as trustee (the “Trustee”), and the other parties signatory thereto, (iii) the Third Secured Term Loan Agreement dated as of August 1, 2003 (the “Term Loan”) among the Company, MSX Limited, Citicorp Mezzanine III, L.P. (“Citicorp”) and the other parties signatory thereto, and (iv) the Indenture dated as of January 15, 1998 (the “1998 Indenture” and together with the Credit Agreement, the 2003 Indenture and the 2003 Term Loan, the “Original Agreements”) among the Company, IBJ Schroder Bank & Trust Company, as trustee, and the other parties signatory thereto.
     The Original Agreements were amended to, among other things, release and discharge CTS of its guarantee under such Original Agreements and to release and terminate the security interests, if any, on the membership interests in CTS and the collateral owned by CTS that were granted, pledged, conveyed, transferred and assigned pursuant to the Original Agreements and the related collateral agreements. In addition, the Credit Agreement was amended to require that any payments received in connection with the Sale of CTS be deposited into a blocked account agreement in accordance with the Amendment to the Credit Agreement.
     The Amendments contain certain representations and warranties and ratifications and confirmations that the Original Agreements otherwise remain in full force and effect.
     The descriptions set forth above are qualified in their entirety by the Amendments filed herewith as exhibits.
ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
(c)	Exhibits:
10.1	Third Amendment to Amended and Restated Credit Agreement dated as of January 19, 2006 among the Company, JPMorgan Chase Bank, N.A. and the other parties signatory thereto.

10.2	Supplemental Indenture dated as of January 19, 2006 among the Company, MSX Limited, CTS and the Trustee.

10.3	Supplement Agreement dated as of January 19, 2006 among the Company, MSX Limited, CTS and Citicorp.

10.4	Supplemental Indenture dated as of January 19, 2006 among the Company, CTS and the Trustee.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.
Dated: January 24, 2006
MSX INTERNATIONAL, INC.

By:	/s/ Frederick K. Minturn
Frederick K. Minturn
Executive Vice President and
Chief Financial Officer

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Exhibit Index

Exhibit No.	Description
10.1	Third Amendment to Amended and Restated Credit Agreement dated as of January 19, 2006 among the Company, JPMorgan Chase Bank, N.A. and the other parties signatory thereto.

10.2	Supplemental Indenture dated as of January 19, 2006 among the Company, MSX Limited, CTS and the Trustee.

10.3	Supplement Agreement dated as of January 19, 2006 among the Company, MSX Limited, CTS and Citicorp.

10.4	Supplemental Indenture dated as of January 19, 2006 among the Company, CTS and the Trustee.

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